UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.  )

☒ Filed by the Registrant                      ☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Schneider National, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! SCHNEIDER NATIONAL, INC. 3101 SOUTH PACKERLAND DRIVE GREEN BAY, WI 54313 SCHNEIDER NATIONAL, INC. You invested in SCHNEIDER NATIONAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 29, 2024. *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V36717-P00776 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* April 29, 2024 10:00 a.m. Central Time Virtually at: https://schneider.com/annualmeeting2024 2024 Annual Meeting Vote by April 28, 2024 11:59 PM ET. For shares held in a Plan, vote by April 26, 2024 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V36718-P00776 1. The election to Schneider National’s Board of Directors of the ten nominees named in the proxy statement. For All Nominees: 01) Mary P. DePrey 02) Julie K. Streich 03) James R. Giertz 04) Robert W. Grubbs 05) Robert M. Knight, Jr. 06) Mark B. Rourke 07) Kathleen M. Zimmermann 08) Jyoti Chopra 09) John A. Swainson 10) James L. Welch 2. Ratification of the appointment of Deloitte & Touche, LLP as Schneider National’s independent registered public accounting firm for fiscal 2024 For 3. Advisory vote to approve executive compensation For 4. Advisory vote to approve frequency of advisory vote on compensation of named executive officers 1 Year NOTE: Shareholders may be asked to consider other business that may be properly brought before the meeting. Information regarding the use of discretionary authority to vote on any such other business may be found in the Other Business section of the Proxy Statement.